UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 1, 2009 (April 1, 2009)

HUGHES Telematics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33541	26-0443717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Perimeter Center East, Suite 400, Atlanta, Georgia	30346
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(770) 391-6400

Polaris Acquisition Corp., 2200 Fletcher Avenue, 4th Floor, Fort Lee, New Jersey 07024
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On April 1, 2009, the HUGHES Telematics, Inc. issued a press release, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated April 1, 2009

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUGHES TELEMATICS, INC.

Dated: April 1, 2009
By: /s/ Robert Lewis
	Name:	Robert Lewis
	Title:	General Counsel and Secretary

Exhibit Index

Number	Description
99.1	Press Release dated April 1, 2009